UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2015

Saddlebrook Resorts, Inc.

(Exact name of Registrant as Specified in its Charter)

Florida	2-65481	59-1917822
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

5700 Saddlebrook Way

Wesley Chapel, FL 33543

(Address of Principal Executive Offices including Zip Code)

(813) 973-1111

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 6, 2015, the Company obtained an additional loan from USAmeriBank and executed and delivered a new promissory note in the principal amount of $6,874,999.96. The proceeds were used to repay the $4,874,999.96 balance due under the existing promissory note due June 1, 2019. The remaining proceeds provide additional working capital. The new term note matures on December 6, 2020, and requires monthly principal payments of $29,380.34, plus interest of 3% over the one month LIBOR index.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saddlebrook Resorts, Inc. (Registrant)

Dated: December 16, 2015	By:	/s/ Thomas L. Dempsey
	Name:	Thomas L. Dempsey
	Title:	Chairman of the Board and Chief Executive Officer